EXHIBIT 10.33

November 6, 2025

Re:    Termination of Director Nomination Rights

Ladies and Gentlemen:

Reference is made to that certain letter agreement dated May 20, 2024 (the “Agreement”), among CoreWeave, Inc. (the “Company”), and CW Opportunity 2 LP, Magnetar Constellation Master Fund, Ltd, Magnetar Capital Master Fund Ltd and Longhorn Special Opportunities Fund LP (collectively, the “Investor”), pursuant to which the Investor was granted the right to nominate an individual for consideration by the Company’s Nominating and Governance Committee to serve as a member of the Company’s Board of Directors.
Notwithstanding anything to the contrary in the Agreement, the Company and the Investor hereby agree to terminate the Agreement in its entirety effective as of the date hereof. Upon such termination, the Agreement shall have no further force or effect.
This letter agreement shall be governed by the internal law of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law. This letter agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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Very truly yours,
LONGHORN SPECIAL OPPORTUNITIES FUND LP
By: Magnetar Financial LLC, its investment manager

By:/s/ Michael Turro.
Name: Michael Turro
Title:     Head of Enterprise Risk

MAGNETAR CONSTELLATION MASTER FUND, LTD.
By: Magnetar Financial LLC, its investment manager

By: /s/ Michael Turro
Name: Michael Turro
Title:     Head of Enterprise Risk

MAGNETAR CAPITAL MASTER FUND, LTD
By: Magnetar Financial LLC, its investment manager

By: /s/ Michael Turro
Name: Michael Turro
Title:     Head of Enterprise Risk

CW OPPORTUNITY 2 LP
By: Magnetar Financial LLC, its investment manager

By: /s/ Michael Turro.
Name: Michael Turro
Title:     Head of Enterprise Risk
Agreed and Accepted: COREWEAVE, INC. By:__/s/ Michael Intrator_______________ Name: Michael Intrator Title: Chief Executive Officer